UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 5, 2003

Commission File Number 000-20997

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	59-3252632
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

12425 Racetrack Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

On August 5, 2003, SRI/Surgical Express, Inc. (“SRI”) issued a press release announcing that the Securities and Exchange Commission had approved its settlement with respect to the Commission’s investigation of the Company. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated August 5, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC. (Registrant)

Dated: August 5, 2003	By:	/s/ Charles L. Pope
Charles L. Pope Chief Financial Officer